Execution Version LEGAL02/45716656v3 SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT THIS SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 27, 2025, by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto (collectively, “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Sixth Amended and Restated Credit Agreement dated as of September 27, 2022 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement; and WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement (as amended by this Amendment, the “Amended Credit Agreement”) on the terms and conditions contained herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows: Section 1. Specific Amendments to Credit Agreement. Effective as of the date set forth above (the “Second Amendment Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree to the following: (a) Section 2.8 of the Credit Agreement is hereby amended by deleting clause (b)(ii) in its entirety and inserting the following in lieu thereof: (ii) [reserved]; (b) Section 2.8 of the Credit Agreement is hereby further amended by deleting clause (b)(iii) in its entirety and inserting the following in lieu thereof: (iii) Application of Mandatory Prepayments. Amounts paid under the preceding subsection (b)(i) shall be applied to pay all amounts of principal outstanding on the Revolving Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2. and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. Section 2. Conditions Precedent. The effectiveness of this Amendment, is subject to the satisfaction or waiver of the following conditions precedent: (a) Execution of Amendment and Loan Documents. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, Parent, the Lenders and the Administrative Agent.

2 (b) Fees. Receipt by the Administrative Agent and the Lenders of all fees and expenses, if any, then owing by the Borrower to the Lenders, the Administrative Agent and Wells Fargo Securities, LLC. (c) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent. For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 2 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the date of this Amendment specifying its objections. Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that: (a) Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform this Amendment and the Amended Credit Agreement in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers, agents and/or signatories of the Borrower and the Parent and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (b) Compliance with Laws, etc. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement in accordance with their respective terms and the borrowings do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party. (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment. (d) Existing Representations and Warranties. The representations and warranties made or deemed made by the Borrower or any other Loan Party in the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party or which are contained in any certificate furnished in connection therewith are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement.

3 Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. Section 5. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith. Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document. Section 9. Release. In consideration of the amendments and agreements contained herein, each Loan Party hereby waives and releases the Administrative Agent, each Lender, the Swingline Lender and the Issuing Banks from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby to the extent any such claims and defenses have arisen on or prior to the date hereof. Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor. Section 11. Loan Documents. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. [Signatures Commence on Next Page]

PNC BANK, NATIONAL ASSOCIATION, as a Lender <7 t^Mame: Sh an L Reains-Henofer Title: Senior Vice President [Signatures Continued on Next Page] [Signature Page to Second Amendment to Sixth Amended and Restated Credit Agreement for DiamondRock Hospitality Limited Partnership]

[Signature Page to Second Amendment to Sixth Amended and Restated Credit Agreement for DiamondRock Hospitality Limited Partnership] BMO Bank N.A., as a Lender By: ___________________________________ Name: ______________________________ Title: _______________________________ [Signatures Continued on Next Page] Rebecca Liu Chabanon Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender (Signatures Continued on Next Page] [Signature Page to Second Amendment to Si}(th Amended and Restated Credit Agreement for DiamondRock Hospitality Limited Partnership]

[Signature Page to Second Amendment to Sixth Amended and Restated Credit Agreement for DiamondRock Hospitality Limited Partnership] TRUIST BANK, as a Lender By: ___________________________________ Name: C. Vincent Hughes, Jr. Title: _Director [Signatures Continued on Next Page]

[Signature Page to Second Amendment to Sixth Amended and Restated Credit Agreement for DiamondRock Hospitality Limited Partnership] GOLDMAN SACHS BANK USA, as a Lender By: ___________________________________ Name: ______________________________ Title: _______________________________